THE ST. LAWRENCE SEAWAY CORPORATION
                        320 N. Meridian Street, Suite 818
                           Indianapolis, Indiana 46204
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                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held September 28, 1995
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To the Shareholders of
 The St. Lawrence Seaway Corporation

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The St. Lawrence Seaway Corporation (the "Corporation") will be held Thursday, September 28, 1995 at 10:00 o'clock a.m. (Indianapolis time) at the Indianapolis Athletic Club, 350 N. Meridian Street, Indianapolis, Indiana for the following purposes:

         1.       To elect four directors.

         2. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on August 18, 1995 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly so your vote can be recorded.

                                     By Order of the Board of Directors,


                                     JACK C. BROWN,
                                     Secretary

Dated:  August 21, 1995
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


                       THE ST. LAWRENCE SEAWAY CORPORATION
                              Indianapolis, Indiana

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                                 PROXY STATEMENT
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                               GENERAL INFORMATION

USE OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The St. Lawrence Seaway Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, September 28, 1995, in accordance with the foregoing notice. The Proxy Statement and accompanying proxy card are being mailed to the Shareholders on or about August 23, 1995.

         The mailing address of the Corporation is 320 N. Meridian Street, Suite 818, Indianapolis, Indiana 46204.

         Each of the persons named as proxies in the accompanying proxy card was selected by the Board of Directors and is a director of the Corporation. Any proxy may be revoked by the person giving it at any time before it is exercised by delivering to the Secretary of the Corporation either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Shares represented by a proxy, properly executed and returned to management, and not revoked, will be voted at the annual meeting.

         Shares will be voted in accordance with the direction of the Shareholders as specified on the proxy. In the absence of directions, the proxy will be voted "FOR" the election of the nominees set forth below (or, in the event that any of them shall not be available for election by reason of death or other unexpected occurrence, such other substitute nominee as the Board of Directors may propose). Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

         The Board of Directors has fixed the close of business on August 18, 1995 as the record date for the determination of Shareholders entitled to notice of and to vote at the annual meeting and any adjournment or adjournments thereof. As of June 20, 1995 the Corporation had 393,735 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote in person or by proxy on each proposal submitted at the meeting. Under the Indiana Business Corporation Law, directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

PRINCIPAL HOLDERS OF COMMON STOCK

         The following table contains information concerning persons, who, to the knowledge of the Corporation, beneficially owned on August 18 , 1995 more than 5% of the outstanding shares of Common Stock of the Corporation:

         Name and Address of        Amount and Nature of               Percent
         Beneficial Owner           Beneficial Ownership               of Class
         ----------------           --------------------               --------

         The Windward Group, L.L.C.      150,000(1)                     30.3%
         100 Jericho Quadrangle
         Suite 212
         Jericho, NY 11753

         -----------------------------------------------------------------------

(1) Includes 100,000 shares of Common Stock subject to a currently exercisable warrant expiring on September 21, 1997 and exercisable at $3.00 per share (the "Warrant").

         The Board of Directors currently consists of four members whose terms will expire at the next annual meeting of Shareholders or when their successors are duly elected and qualified. Directors will be elected by a plurality of the votes cast at the annual meeting.

         Set forth in the following table are the names and ages of all nominees to the board of directors, all positions and offices with the Corporation held by such persons, the period during which they have served as members of the board of directors, their business experience, and other directorships held by them in public companies.



                                                       Business Experience
Directors/Position                  Director           During Last Five Years;
In Corporation             Age      Since              Other Directorships
--------------             ---      -----              -------------------

Jack C. Brown               75      1959               Attorney at Law
Secretary                                              Indianapolis, Indiana
                                                       since 1945

Joel M. Greenblatt          36      1993               Managing Partner of
Chairman of the Board                                  Gotham Capital III L.P.
                                                       ("Gotham") and its
                                                       predecessors since 1985.
                                                       Gotham is a private
                                                       investment partnership
                                                       which primarily owns
                                                       debt and equity secur-
                                                       ities of issuers engaged
                                                       in a  variety of
                                                       businesses.
                                                       Chairman of the Board
                                                       since August 1994, of
                                                       Alliant Techsystems,
                                                       Inc., a Delaware
                                                       corporation which
                                                       supplies weapons systems
                                                       to the United States
                                                       military and its allies.

                                                       Business Experience
Directors/Position                  Director           During Last Five Years;
In Corporation             Age      Since              Other Directorships
--------------             ---      -----              -------------------

Daniel L. Nir               34        1993             Managing Partner
President and                                          of Gotham since 1991
Treasurer                                              and general partner of
                                                       Gotham prior thereto.
                                                       Director, since August,
                                                       1994, of Alliant
                                                       Techsystems, Inc., a
                                                       Delaware corporation
                                                       which supplies weapons
                                                       systems to the United
                                                       States military and its
                                                       allies.

Edward B. Grier III         37        1993             Vice President of Gotham
                                                       since 1991 and a partner
                                                       of Gotham since
                                                       January 1, 1995. Mr.
                                                       Grier was vice president
                                                       of Smith New Court, a
                                                       merger and restructuring
                                                       advisory firm from
                                                       1990-91, a research
                                                       associate with Paine
                                                       Webber, Inc. from
                                                       1987-90, and a senior
                                                       financial analyst with
                                                       Transworld Corporation
                                                       from 1985-87.

-----------------------------------------------


BOARD OF DIRECTORS MEETINGS; COMMITTEES

         During the fiscal year ended March 31, 1995, the Board of Directors held no formal meetings. Members of the Board frequently confer informally in person and by telephone and also take formal action by written consent. The Board of Directors believes that this procedure is sufficient to serve the current needs of the Corporation without undue expenses of frequent formal meetings. All Directors participated in all meetings.

         The Board of Directors does not have any standing audit, nominating or compensation committees or committees performing similar functions.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended March 31, 1995 and Forms 5 and amendments thereto furnished to the Corporation with respect to the fiscal year ended March 31, 1995, no director, officer or beneficial owner of more than 10% of the Corporation's equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal years ended March 31, 1995 and March 31, 1994.

REMUNERATION OF DIRECTORS AND OFFICERS

         Except as noted below, none of the Corporation's Directors, Chief Executive Officer and other executive officers of the Corporation (collectively the "Named Executives") received salary, bonus or other annual compensation for rendering services to the Corporation during the fiscal years ended March 31, 1995, March 31, 1994 and March 31, 1993.

         During the fiscal year ended March 31, 1993, and during a portion of the fiscal year ended March 31, 1994, the Company paid the Zimmerman Group, Inc., a monthly fee of $2,000 for financial consulting services including the evaluation of acquisition and merger opportunities. The Zimmerman Group, Inc. is owned and controlled by Bernard Zimmerman, who was a director, officer and principal stockholder of the Company at all times during such periods and until September 30, 1993. The total annual compensation payable in such periods to Mr. Zimmerman for such consulting services was $24,000 for the fiscal year March 31, 1993, and $12,000 for the six months ended September 30, 1993.

         During a portion of the fiscal year ended March 31, 1994 and during all of the fiscal year ended March 31, 1995, pursuant to a Consulting Agreement dated as of September 30, 1993 between Bernard Zimmerman & Co., Inc. and the Windward Group, L.L.C., a principal stockholder of the Company, Bernard Zimmerman & Co. was paid for consulting services provided for the benefit of the Company. In the period from October 1, 1993 through March 31, 1994, Bernard Zimmerman & Co. was paid $18,000. In the period from April 1, 1994 through March 31, 1995, Bernard Zimmerman & Co. was paid $36,000. All such payments were made by the Windward Group, L.L.C. No Company funds were used to make such payments.

         During the three fiscal years ended March 31, 1995, the Corporation paid to Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Corporation. Such fee is on a month to month arrangement.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of the record date the beneficial share ownership of each director and executive officer owning Common Stock, and of all officers and directors as a group.

                                  Amount and
                                  Nature of
Beneficial                        Beneficial                      Percent
Owner                             Ownership                       of Class
-----                             ---------                       --------

Joel M. Greenblatt                  150,000 (1)                   29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Daniel L. Nir                       150,000 (1)                   29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Jack C. Brown                        20,456 (2)                    4.02%
320 N. Meridian St.
Suite 818
Indianapolis, IN 46204

Edward B. Grier III                       0                          *
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

All directors and
officers as a group                 170,456                      33.51%
(4 persons)
---------------------
*Less than 1%

(1) Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward Group L.L.C. Ownership by Mr. Nir and Mr. Greenblatt is indirect as a result of their membership interest in The Windward Group, L.L.C. Mr. Nir and Mr. Greenblatt disclaim individual beneficial ownership of any common stock of the Corporation. The address of The Windward Group, L.L.C. is 100 Jericho Quadrangle, Suite 212, Jericho, New York 11753.

(2) Includes 15,000 shares subject to currently exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 1997, with a per share exercise price of $3.00.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                   ACCOUNTANT

         The Independent Auditor for the Corporation is the firm of Sallee & Company which have been the accountants for the Corporation since its inception.

         A representative of Sallee & Company will be present at the annual meeting and will be provided an opportunity to make a statement should he or she desire to do so and to respond to appropriate inquiries from the Shareholders.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be considered for inclusion in next year's Proxy Statement must be received by the Corporation at its headquarters, 320 N. Meridian Street, Suite 818, in Indianapolis, Indiana, by the close of business on March 31, 1996, to be considered. Any proposal submitted will be subject to the rules of the Securities and Exchange Commission regarding Shareholder proposals.

                                  OTHER MATTERS

         The Board of Directors of the Corporation knows of no other matters to be presented for action at the meeting. If any other matters should properly come before the meeting or any adjournment thereof, such matters will be acted upon by the persons named as proxies in the accompanying proxy according to their best judgment in the best interests of the Corporation.

         All expenses of the solicitation of proxies will be paid by the Corporation. Officers, Directors and regular employees of the Corporation may also solicit proxies by telephone or telegram or by special calls. The Corporation may also reimburse brokers and other persons holding stock in their names or in names of their nominees for their expenses in forwarding proxies and proxy material to the beneficial owners of the Corporation's stock.

         The Annual Report to Shareholders, which contains financial statements for the year ended March 31, 1995 and other information concerning the operation of the Corporation, is enclosed herewith, but is not to be regarded as proxy soliciting materials.

         Each Shareholder is urged to complete, date, sign and return the enclosed proxy card in the envelope provided for that purpose. Prompt response is helpful and your cooperation will be appreciated.


                                     By Order of the Board of Directors,



                                     JACK C. BROWN,
                                     Secretary


DATED:  August 21, 1995

                       THE ST. LAWRENCE SEAWAY CORPORATION
     Proxy For Annual Meeting of Shareholders To Be Held September 28, 1995
           The Proxy is Solicited on Behalf of the Board of Directors

   The undersigned appoints Edward B. Grier and Jack C. Brown as Proxies, and each of them, with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of Common Stock of The St. Lawrence Seaway Corporation owned by the undersigned on August 18, 1995 at the Annual Meeting of the Shareholders to be held on September 28, 1995, and at any adjournment thereof, on the matters and in the manner specified below.

   When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Shareholder. Unless otherwise specified, the shares will be voted FOR Item 1. The shares represented by this Proxy will be voted with respect to Item 2 in the discretion of the proxy holders.

              The Board of Directors recommends a vote FOR Item 1.

   1. The following nominees will be voted for as directors: Joel M. Greenblatt, Daniel L. Nir, Jack C. Brown, Edward B. Grier.

                             _ FOR       _ WITHHOLD

   (INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name on the line provided below.)



  ----------------------------------------------------------------------------
                 (Continued and to be signed on the other side.)

   2. In their discretion to vote upon such other business as may come before the meeting or any adjournment thereof.

          This proxy may be revoked at any time before it is exercised.



                                           PLEASE SIGN EXACTLY AND AS FULLY
                                              AS SHOWN ON THIS PROXY CARD.

                                        When  shares are held by joint  tenants,
                                        both  should   sign.   When  signing  as
                                        attorney,    executor,    administrator,
                                        personal   representative,   trustee  or
                                        guardian,  please  give  full  title  as
                                        such. If a  corporation,  please sign in
                                        full  corporate  name  by  President  or
                                        other   authorized    officer.    If   a
                                        partnership, please sign in partnership name by authorized person.

                                        Dated: ___________________________, 1995
                                        Signature ______________________________
                                        Signature if held jointly ______________

IMPORTANT: Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States.